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                                                                  EXHIBIT 10.1.1


                                                                  EXECUTION COPY


                             AMENDMENT NO. 1 TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                                  Dated as of September 30, 2003

            AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") among Crowley Maritime Corporation, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the "Lenders"), Citibank, N.A., as Issuing Bank and as Swing Line Bank, and Citicorp USA, Inc., as agent (together with any successor agent appointed pursuant to Article VIII of the Credit Agreement referred to below, the "Administrative Agent") for the Lender Parties and as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement referred to below, the "Collateral Agent").

            PRELIMINARY STATEMENTS:

            (1) The Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of November 2, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) The Borrower has requested that the Lenders agree to amend the Credit Agreement in order to change the Termination Date from October 31, 2004 to January 1, 2005.

            (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendment to the Credit Agreement. Section 1.01 of the Credit Agreement is, on the Effective Date (as defined in Section 2 hereof), hereby amended by deleting the date "October 31, 2004" in clause (ii) of the definition of "Termination Date" and replacing it with the new date "January 1, 2005".
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            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on the first date (the "Effective Date") on which, and only if, each of the following conditions precedent shall have been satisfied:

            (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

            (b) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower and each of the other Loan Parties.

            (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Effective Date, after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Effective Date, in which case as of such specific date).

            (d) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

            SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

            (b) The Credit Agreement and each of the other Loan Documents, as specifically amended and otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended and otherwise modified by this Amendment.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 4. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

            SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so


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executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    CROWLEY MARITIME CORPORATION, as Borrower

                                    By   /s/ Albert M. Marucco
                                      ------------------------------------------
                                      Title: Vice President and Treasurer




                                    CITICORP USA, INC., as Administrative Agent,
                                      as Collateral Agent and as Lender

                                    By   /s/ Robert Mallek
                                      ------------------------------------------
                                      Title: Director  New York Shipping &
                                             Logistics
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                                    Lender Parties

                                    CITIBANK, N.A., as Issuing Bank, as Swing
                                      Line Bank and as Lender

                                    By   /s/ Robert Mallek
                                      ------------------------------------------
                                      Title: Director, New York Shipping &
                                             Logistics



                                    NORDEA BANK NORGE ASA (f/k/a Christiania
                                    Bank OG Kreditkasse ASA), ACTING THROUGH ITS
                                    NEW YORK BRANCH, as Lender

                                    By   /s/ Martin Lunder
                                      ------------------------------------------
                                      Title: Senior Vice President

                                    By   /s/ Hans Chr. Kjelsrud
                                      ------------------------------------------
                                      Title: Senior Vice President




                                    DEN NORSKE BANK ASA, as Lender

                                    By   /s/ B. Henriksen
                                      ------------------------------------------
                                      Title: E.V.P.

                                    By   /s/ Nikolai A. Nachamkin
                                      ------------------------------------------
                                      Title: First Vice President




                                    HSH NORDBANK AG (f/k/a Landesbank Schleswig-
                                      Holstein Girozentrale), as Lender

                                    By   /s/ Oliver Hermanns
                                      ------------------------------------------
                                      Title: SVP

                                    By   /s/ Raymond Wills
                                      ------------------------------------------
                                      Title: SVP




                                    NEDSHIP BANK, N.V., as Lender

                                    By   /s/ Sybren Hoekstra
                                      ------------------------------------------
                                      Title: SVP

                                    By   /s/ Gorm Eikemo
                                      ------------------------------------------
                                      Title: AVP
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                                     CONSENT

                                                  Dated as of September 30, 2003

            Reference is made to (a) Amendment No. 1 to the Amended and Restated Credit Agreement dated as of September 30, 2003 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of November 2, 2001 (as amended by the Amendment and as otherwise modified from time to time through the date hereof, the "Credit Agreement") among Crowley Maritime Corporation, as Borrower, the Lender Parties party thereto and Citicorp USA, Inc., as Administrative Agent for the Lender Parties and as Collateral Agent, and (c) the other Loan Documents referred to therein.

            The undersigned as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

            (A) each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

            (B) as of the Effective Date, each Collateral Document to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

            This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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            Delivery of an executed counterpart of a signature page of this
Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                    MARINE TRANSPORT CORPORATION

                                    By   /s/ Albert M. Marucco
                                      ------------------------------------------
                                      Title: Director, Treasurer




                                    CROWLEY PETROLEUM TRANSPORT, INC.

                                    By   /s/ Albert M. Marucco
                                      ------------------------------------------
                                      Title: Treasurer




                                    CROWLEY ALASKA, INC.
                                    CROWLEY LINER SERVICES, INC.
                                    CROWLEY LAUNCH AND TUGBOAT COMPANY
                                    CROWLEY MARINE SERVICES, INC.
                                    VESSEL MANAGEMENT SERVICES, INC.
                                    CROWLEY LOGISTICS, INC.

                                    By   /s/ Albert M. Marucco
                                      ------------------------------------------
                                      Title: Vice President and Treasurer




                                    JULIUS OWNER CORPORATION
                                    MARINE NAVIGATION COMPANY, INC.
                                    MARINE TRANSPORT MANAGEMENT, INC.
                                    MORMAC MARINE TRANSPORT II, INC.
                                    MARINE CHEMICAL CARRIERS COMPANY LLC
                                    OSWEGO SHIPPING CORPORATION
                                    BLUE COAST BAREBOAT COMPANY LLC
                                    FRANCES OWNER CORPORATION
                                    MARINE CHEMICAL NAVIGATION COMPANY LLC
                                    MARINE CHEMICAL STEAMSHIP COMPANY, INC.
                                    OMI CHALLENGER TRANSPORT, INC.

                                    By   /s/ Albert M. Marucco
                                      ------------------------------------------
                                      Title: Vice President, Assistant Treasurer
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                                    INTREPID BAREBOAT CORPORATION
                                    MARINE TRANSPORT LINES, INC.

                                    By   /s/ John Deisiderio
                                      ------------------------------------------
                                      Title: Director, Treasurer




                                    MORMAC MARINE ENTERPRISES, INC.

                                    By   /s/ John F. Morton
                                      ------------------------------------------
                                      Title: Director




                                    OSWEGO CORPORATION

                                    By   /s/ John F. Morton
                                      ------------------------------------------
                                      Title: Director, Treasurer